UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 16, 2014

ENVENTIS CORPORATION
(Exact name of registrant as specified in its charter)

Minnesota	0-13721	41-1524393
(State of Incorporation)	(Commission File Number)	(IRS employer identification no.)

221 East Hickory Street, P.O. Box 3248
Mankato, Minnesota	56002-3248
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code: (800) 326-5789

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note
On October 16, 2014, Enventis Corporation ("Enventis") completed its merger (the "Merger") with Sky Merger Sub Inc. ("Merger Sub"), a Minnesota corporation and wholly-owned subsidiary of Consolidated Communications Holdings, Inc., a Delaware corporation ("Consolidated"), whereby Merger Sub merged with and into Enventis with Enventis continuing as the surviving corporation, and as a result of which Enventis has been acquired by, and has become a wholly owned subsidiary of, Consolidated.  The Merger was effected pursuant to an Agreement and Plan of Merger, dated as of June 29, 2014 (the "Merger Agreement"), among Enventis, Consolidated and Merger Sub.  The following events took place in connection with the consummation of the Merger:
Item 1.02                          Termination of a Material Definitive Agreement.
In connection with the consummation of the Merger, Enventis has terminated (i) its Credit Agreement, dated as of August 11, 2011, by and among Enventis and the Lenders referred to therein and CoBank, ACB as Administrative Agent (the "Credit Agreement") and (ii) its Amended and Restated Rights Agreement, dated as of March 12, 2009, by and between Enventis and Wells Fargo Bank, National Association.  Such agreements were terminated at the effective time of the Merger and a payment of the amount previously outstanding under the Credit Agreement was made in full in cash.
Item 3.01.                          Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
On October 16, 2014, Enventis notified the Nasdaq Stock Market LLC ("Nasdaq") of the effectiveness of the Merger, pursuant to which each share of Enventis' common stock was converted into the right to receive 0.7402 shares of common stock of Consolidated.  On October 16, 2014, Enventis requested that Nasdaq file, and Nasdaq filed, with the Securities and Exchange Commission a notification of removal from listing on Form 25 to report that the shares of Enventis' common stock are no longer listed on Nasdaq.
Item 3.03                          Material Modification to Rights of Security Holders.
On October 16, 2014, the Merger was consummated in accordance with the Merger Agreement.  Under the terms of the Merger Agreement:
•	At the effective time of the Merger, each share of Enventis common stock converted into the right to receive 0.7402 shares of common stock of Consolidated, or an approximate total of 10,144,959 shares of Consolidated's common stock.
•	No fractional shares of Consolidated common stock will be issued to any Enventis shareholder in the Merger. Each Enventis shareholder who would otherwise have been entitled to receive a fraction of a share of Consolidated common stock in the Merger will receive an amount in cash (without interest), rounded to the nearest whole cent, equal to the product obtained by multiplying (i) the fractional share of Consolidated common stock to which such holder would otherwise be entitled to receive by (ii) $25.40 (which represents the last reported sale price of Consolidated common stock on the Nasdaq Stock Market on the last complete trading day prior to the date of effective time of the Merger).
This description of the Merger is qualified in its entirety by reference to the Merger Agreement, a complete copy of which was filed as Exhibit 2.1 to the Form 8-K filed by Enventis on June 30, 2014 and is incorporated herein by reference.

Upon the effective time of the Merger, holders of Enventis' common stock immediately prior to the effective time of the Merger ceased to have any rights as shareholders in Enventis (other than their right to receive the merger consideration).
Item 5.01                          Changes in Control of Registrant.
As a result of the Merger, a change of control of Enventis occurred and Enventis became a wholly-owned subsidiary of Consolidated.  Consolidated financed the payment of the fees and expenses in connection with the Merger and the payment of the existing indebtedness of Enventis with debt and cash on hand.  The disclosure under Item 3.03 is incorporated herein by reference.
Item 5.02.                          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
In addition, as a result of the Merger, all of the current directors and officers of Enventis resigned from their directorships, any board committees of which they were a member, and all officer positions of Enventis, as of the effective time of the Merger.  Pursuant to the Merger Agreement, as a result of the Merger, the directors of Merger Sub immediately prior to the effective time of the Merger (Robert J. Currey, Steven J. Shirar and Matthew K. Smith) became the directors of the surviving corporation of the Merger, and the officers of Merger Sub immediately prior to the effective time of the Merger, including Robert J. Currey-Chairman and Chief Executive Officer, C. Robert Udell, Jr.- President and Chief Operating Officer, and Steven L. Childers-Senior Vice President, Chief Financial Officer and Assistant Secretary, became the officers of the surviving corporation of the Merger.
Item 5.03                          Amendments to Articles of Incorporation or By-laws; Change in Fiscal Year.
Immediately following the effective time of the Merger, Enventis' restated articles of incorporation were amended and restated in their entirety to be substantially identical to the articles of incorporation of Merger Sub, as in effect immediately prior to the effective time of the Merger.  The amended and restated articles of incorporation of the surviving corporation of the Merger are attached as Exhibit 3.1 hereto and incorporated herein by reference.  Pursuant to the terms of the Merger Agreement, at the effective time of the Merger, Enventis' by-laws were amended and restated in their entirety to be identical to the by-laws of Merger Sub, as in effect immediately prior to the effective time of the Merger.  The by-laws of the surviving corporation of the Merger are attached as Exhibit 3.2 hereto and incorporated herein by reference.
Item 9.01.                          Financial Statements and Exhibits.

 (d)            Exhibits.
Exhibit No.	Description
2.1*	Agreement and Plan of Merger, dated as of June 29, 2014, by and among Enventis, Consolidated and Merger Sub (incorporated by reference to Exhibit 2.1 to Current Report on Form 8-K dated June 30, 2014)
3.1	Amended and Restated Articles of Incorporation
3.2	Second Amended and Restated By-laws

* Schedules and other attachments to the Agreement and Plan of Merger, which are listed in the exhibit, are omitted. Enventis agrees to furnish supplementally a copy of any schedule or other attachment to the Securities and Exchange Commission upon request.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: October 20, 2014
Enventis Corporation

	By:	/s/ Steven L. Childers
Name: Steven L. Childers Title: Chief Financial Officer

EXHIBIT INDEX
Exhibit No.	Description
2.1*	Agreement and Plan of Merger, dated as of June 29, 2014, by and among Enventis, Consolidated and Merger Sub (incorporated by reference to Exhibit 2.1 to Current Report on Form 8-K dated June 30, 2014)
3.1	Amended and Restated Articles of Incorporation
3.2	Second Amended and Restated By-laws

* Schedules and other attachments to the Agreement and Plan of Merger, which are listed in the exhibit, are omitted. Enventis agrees to furnish supplementally a copy of any schedule or other attachment to the Securities and Exchange Commission upon request.